COLUMBIA FUNDS SERIES TRUST I

Columbia Asset Allocation Fund

Columbia Contrarian Core Fund

(formerly known as Columbia Common Stock Fund)

Columbia Disciplined Value Fund

Columbia Dividend Income Fund

Columbia Large Cap Growth Fund

Columbia Liberty Fund

Columbia Small Cap Core Fund

(Each a “Fund” and together the “Funds”)

Supplement to the Statement of Additional Information dated March 31, 2008

1.	The second to last paragraph of the section captioned ABOUT THE FUNDS’ INVESTMENTS––Fundamental and Non-Fundamental Investment Policies––Non-Fundamental Investment Policies is deleted in its entirety and replaced with the following:

The Fund may not purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief. If shares of the Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

2.	This Supplement supersedes the supplement dated September 19, 2008.

INT-50/156943-1108	November 14, 2008